Fulcrum Diversified Absolute Return Fund
Super Institutional Class	FARYX
Institutional Class	FARIX
Advisor Class*	FARAX

a series of Northern Lights Fund Trust IV

* As of the date of this Summary Prospectus, the Advisor Class is closed and holds no assets, but may accept new investments in the future.

SUMMARY PROSPECTUS	October 28, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 28, 2026, are incorporated by reference into this Summary Prospectus.  You can obtain these documents and other information about the Fund online at www.fulcrumassetfunds.com. You can also obtain these documents at no cost by calling 1 855-538-5278 or by sending an email request to fulcrumfunds@ultimusfundsolutions.com.

Investment Objective: The investment objective of the Fulcrum Diversified Absolute Return Fund (the “Fund”) is to achieve long-term absolute returns.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Super Institutional Class	Institutional Class	Advisor Class
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	None	None	0.25%
Other Expenses	0.34%	0.42%	0.49%
Shareholder Servicing Fee(1)	0.00%	0.08%	0.15%
Remainder of Other Expenses of the Fund	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.24%	1.32%	1.64%
Less: Fee Waiver and/or Expense Reimbursement	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)	1.20%	1.28%	1.60%
(1)	The Fund has a shareholder servicing plan that permits up to 0.10% for Institutional Class and up to 0.15% for Advisor Class to be paid from the Fund for service organizations providing recordkeeping services to certain shareholders.
(2)	The Fund’s adviser, Fulcrum Asset Management LLP (the “Adviser”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least October 28, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any shareholder servicing fees; any front end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investment in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.20%, 1.20% and 1.45% of average daily net assets of the Super Institutional Class, Institutional Class and Advisor Class shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within three years from the date the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture after the recoupment is taken into account. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Adviser. The total annual operating expenses after fee waiver and/or Expense Reimbursement in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the amounts have been restated to reflect current fees and expenses.

1

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Super Institutional Class	$122	$389	$677	$1,496
Institutional Class	$130	$414	$720	$1,587
Advisor Class	$163	$513	$888	$1,940

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2026, the portfolio turnover rate of the Fund (as defined below) was 106% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund aims to hold a diversified portfolio and achieve long-term absolute returns in all market conditions over rolling five-year periods, with lower volatility than equity markets and in excess of inflation. The Fund implements its strategy by investing globally either directly, or through derivatives, in a broad range of instruments, including, but not limited to, equity, fixed income, currency, commodity, credit derivatives and cash instruments (including U.S. treasury bills). The Fund may invest in fixed income securities of any credit rating, maturity or duration. Fixed income securities may include floating rate and variable rate products. Derivatives, including futures, forwards, options and swaps, are utilized for investment and for hedging purposes. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, commodities, or currency exchange rates and related indexes. Swaps may include, but are not limited to, currency swaps, equity index swaps, interest rate swaps and credit default index swaps.

The Fund is managed with an aim to limit forward looking volatility to 12%, which is expected to be lower than the volatility of equity markets. Forward looking volatility refers to the estimated volatility that a portfolio is taking based on short-term volatility forecasts, such as those implied from option prices. By aiming to limit forward looking volatility to 12%, exposure to equities, commodities and credit, for example, are limited at times of market stress when volatility typically spikes and the probability of losses is especially high. On an intra-day basis, forward looking volatility may exceed 12%, but a risk reduction is implemented such that it falls below 12% by the close of each trading day.

The Fund may also invest up to 25% of its assets in a subsidiary that is invested in derivative instruments (the “Subsidiary”), which is wholly-owned by the Fund and is organized under the laws of the Cayman Islands. The Fund does not control any other entity. The Subsidiary pursues the same investment objective as the Fund. The Subsidiary invests primarily in commodity futures and options and other commodity-linked derivative instruments, but it may also invest in financial futures, option and swap contracts, fixed income securities, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary with the intent of gaining exposure to the commodities markets while meeting the requirements applicable to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives.

Under normal circumstances, the Fund anticipates allocating at least 50% of its total assets in global securities outside of the United States (or derivatives with similar economic characteristics). In doing so, the Fund allocates its assets among various regions and countries, including emerging markets.

2

Principal Investment Risks: As with all mutual funds, there is a risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Cash and Cash Equivalents Risk. The Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk. Many derivative contracts are privately negotiated in the over-the-counter market. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

Credit Default Index Swaps Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Currency Risk. Changes in currency exchange rates may negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Currency Swaps Risk. Currency swaps are subject to market risk, counterparty risk, and the risk of imperfect correlation between profit or loss on the currency swap and the underlying currency exchange rate. In the event of the insolvency of the counterparty, the Fund may sustain losses or be unable to liquidate the swap position.

Derivatives Risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Equity Index Swaps Risk. Equity swaps are subject to liquidity risk because the liquidity of equity swaps is based on the liquidity of the underlying instrument, and are subject to the risk that the counterparty to the equity swap may be unable to or unwilling to make payments or otherwise honor its financial obligations under the terms of the contract.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

3

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, an increase in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Forwards Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leveraged derivatives can magnify the Fund’s potential gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk, (ii) the risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the future contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested.

High Yield Securities Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Interest Rate Risk. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

Interest Rate Swaps Risk. The Fund may enter into interest rate swaps. In an interest rate swap, the Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives.

Leverage Risk. Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The NAV of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Management Risk. If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs or trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

4

Options Risk. There are risks associated with the sale of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Portfolio Turnover Risk. The Fund’s high portfolio turnover will increase its transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees (the “Board”) has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Adviser is a “commodity pool operator” (“CPO”) with respect to the Fund and is registered with the National Futures Association (“NFA”) and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, the Fund is subject to regulation by the SEC, the CFTC and the NFA, which could increase compliance costs of the Fund.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment generally available to a RIC, the Fund must, among other requirements described in detail in the Statement of Additional Information (“SAI”), derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments when made directly (including commodity-related investments and certain other non-security-based derivatives) may generate income that is not qualifying income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code.

U.S. Treasury Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.

Volatility Risk. The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time.

Performance: The Fund acquired all of the assets and liabilities of Fulcrum Diversified Absolute Return Fund (the “Predecessor Fund”), a series of Trust for Advised Portfolios, in a tax-free reorganization on March 10, 2023 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund’s Super Institutional Class and Institutional Class were exchanged for Super Institutional Class and Institutional Class shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund and is the accounting survivor of the Reorganization. The performance prior to the Reorganization is that of the Predecessor Fund.

The bar chart and performance table below show the variability of the Fund’s and Predecessor Fund’s returns, which may be an indication of the risks of investing in the Fund. The bar chart shows the Fund’s Super Institutional Class for each of the last 10 calendar years. Returns for Institutional Class shares, which are not presented, vary from the returns of the Super Institutional Class shares. The performance table compares the performance of the Fund’s Super Institutional Class over time to the performance of a broad-based securities market index and supplemental index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is posted on the Fund’s website at www.fulcrumassetfunds.com or by calling the Fund toll-free at 855-538-5278.

5

Calendar year ended December 31

16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
0.30%
1.90%
-1.90%
6.95%
9.83%
4.30%
2.19%
0.79%
7.19%
13.36%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period of time shown in the bar chart, the Super Institutional Class’s highest quarterly return was 6.20% for the quarter ended June 2025, and the lowest quarterly return was (4.39)% for the quarter ended December 31, 2018.

The Super Institutional Class’s year-to-date return as of the most recent fiscal quarter, which ended September 30, 2026, was 1.62%.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	One Year	Five Years	Ten Years
Super Institutional Class
Return before taxes	13.36%	5.47%	4.39%
Return after taxes on distributions	10.67%	3.75%	2.75%
Return after taxes on distributions and sale of Fund shares	8.33%	3.52%	2.69%
Institutional Class
Return Before Taxes	13.34%	5.40%	4.33%
Bloomberg US Aggregate Bond Index* (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%
Bloomberg Global Aggregate Total Return Index Value Hedged USD ** (reflects no deduction for fees, expenses, or taxes)	4.86%	0.34%	2.39%
ICE BofA 3-Month US Treasury Bill Index*** (reflects no deduction for fees, expenses, or taxes)	4.21%	3.19%	2.19%
*	The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index or benchmark. The Fund changed is broad-based benchmark from the ICE BofA 3-Month US Treasury Bill Index to the Bloomberg US Aggregate Index, in order to better align with the Fund’s investment strategies. ].
**	The Bloomberg Global Aggregate USD Hedged Index tracks bonds issued in emerging and developed markets worldwide. The index includes all maturities. Investors cannot invest directly in an index or benchmark.
***	The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Super Institutional; after-tax returns for the Institutional Class and Advisor Class will vary to the extent they have different expenses.

6

Investment Adviser: Fulcrum Asset Management LLP

Investment Committee: The Adviser has established an Investment Committee (the “Committee”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Committee currently is comprised of Gavyn Davies, Executive Chairman; Suhail Shaikh, CFA, Chief Investment Officer; Andrew Bevan, PhD, Economic Adviser; and Fawaz Chaudhry, Head of Equities. Messrs. Davies, Shaikh and Bevan have served on the Committee since the Fund’s inception. Mr. Chaudhry has served on the Committee since 2024.

Purchase and Sale of Fund Shares: You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check, wire transfer, or Automated Clearing House (“ACH”), as elected by the shareholder.. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The Fund and the Adviser each reserve the right to waive any investment minimum requirements.

	Super Institutional Class	Institutional Class	Advisor Class
Minimum Initial Investment	$25,000,000	$1,000,000	$1,000
Minimum Subsequent Investment	$1,000	$100	$100

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7